SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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     Rule 14a-6(e)(2))
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[ ]  Definitive Additional Materials
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                         Canadian Northern Lites, Inc.
- -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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
                          CANADIAN NORTHERN LITES INC.
                             380 - 916 W. Broadway
                      Vancouver, British Columbia, Canada
                                    V5Z 1K7

                          NOTICE OF THE ANNUAL MEETING
                           OF SHAREHOLDERS TO BE HELD
                                  May 2, 2000

    NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Canadian Northern Lites Inc. will be held at Suite U-13, 601 W. Broadway, Vancouver, British Columbia, Canada at the hour of 6:00 o'clock p.m., Vancouver time on Tuesday, May 2, 2000 for the following purposes:

1.  To elect the directors for the ensuing year.

2. To appoint auditors for 1998,1999 and 2000.

3.  To change the Company's state of  incorporation to the state of Nevada.

4. To increase the authorized common stock from 100,000,000, $.001 par value shares to 200,000,000 $.001 par value shares, and ratify a recapitalization of the common stock of the Company.

5. To authorize the Officers and Board of Directors to settle a lawsuit against the Company by Okanagan Opal Inc.

6. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

A Proxy Statement, a Proxy, and audited consolidated financial statements for the year ended December 31, 1999 accompany this Notice. The enclosed Proxy Statement should be consulted for further details on the matters to be acted upon. Shareholders of record at the close of business of April 14, 2000 are entitled to notice of and to vote at the meeting. Shareholders are requested to complete, date, sign & return (in the pre-stamped envelope provided for that purpose) the accompanying Proxy for use at the Annual Meeting.

DATED at Vancouver, British Columbia, Canada, this 18th day of March 2000.

                                            BY ORDER OF THE BOARD
                                            CANADIAN NORTHERN LITES INC.

                                            /s/T.G. Cook
                                            T.G. Cook , President and Director

IMPORTANT:
Whether or not you plan to attend the meeting, please execute and return the enclosed proxy to 380 - 916 W. Broadway, Vancouver, British Columbia, Canada, V5Z 1K7. A return envelope is enclosed for your convenience. Prompt return of the proxy will assure a quorum and save the Company unnecessary expense. At least ten (10) days before the meeting of the shareholders, a complete record of the shareholders of the Company entitled to vote at such meeting, or any adjournment thereof, will be on file at Suite U-13, 601-W. Broadway, Vancouver, B.C., Canada, V5Z 4C2 and shall be produced and kept open at the time and place of the meeting. During all times referred to above, the records shall be subject to the inspection of any shareholder for the purposes of the meeting.

                          CANADIAN NORTHERN LITES INC.
                             380 - 916 W. Broadway
                      Vancouver, British Columbia, Canada
                                    V5Z 1K7


                                PROXY STATEMENT
                                  Relating to
                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 2, 2000


                                  INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Canadian Northern Lites Inc., a Texas corporation (the "Company"), to holders of shares of the Company's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 2, 2000 and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting. This Proxy Statement is first being mailed to shareholders on or about April 14, 2000.

                           PURPOSES OF ANNUAL MEETING

Election of the Board of Directors

At the Annual Meeting, shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and take action on the election of the Board of Directors to serve for the ensuing year. See "Election of Directors".


Appointment of Auditors

At the Annual Meeting, shareholders entitled to vote will be asked to appoint McLean Majdanski, Chartered Accountants as independent auditors for the fiscal year ending December 31,1998, for the fiscal year ending December 31,1999 and , for the fiscal year ending December 31, 2000.


Re-Incorporation in Nevada

 At the Annual Meeting, shareholders entitled to vote will be asked to consider a proposal to change the Company's state of incorporation to the state of Nevada. See "Re-incorporation in Nevada".


Increasing the Authorized Share Capital

At the Annual Meeting, shareholders entitled to vote will be asked to consider a proposal to amend the Company's Articles of Incorporation to increase the authorized common stock from 100,000,000 shares, $.001 par value, to 200,000,000 shares, $.001 par value, and ratify a recapitalization of the common stock of the Company. See "Increasing the Authorized Share Capital".


Authorizing the Officers and Board of Directors to Settle the Okanagan Opal Inc. Lawsuit

At the Annual Meeting, shareholders entitled to vote will be asked to consider a proposal to authorize the Officers and Board of Directors to settle a lawsuit filed against the Company by Okanagan Opal Inc., in the Supreme Court of British Columbia on whatever terms the Officers and Board of Directors deem appropriate, including the relinquishment by Canadian Northern Lites Inc. of
its interest in the Ewer-Klinker property.   See "Authorizing Management to
Settle the Okanagan Opal Inc. Lawsuit".


Other Business

To transact other matters as may properly come before the annual meeting or any adjournment or adjournments thereof.

                            VOTING AT ANNUAL MEETING


General

The close of business on the Date of April 14, 2000 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at the Annual Meeting (the "Record Date"). As of March 15, 2000, there were issued and outstanding 17,211,000 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.


Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted in favor of all the matters set out herein and at the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting. If no instructions are indicated, such shares will be voted: (i) FOR the election of Directors nominated herein; (ii) FOR the appointment of McLean Majdanski as auditors; (iii) FOR a change in the Company's state of incorporation to Nevada; (iv) FOR a proposed amendment to the Company's Articles of Incorporation to increase the authorized common stock from 100,000,000 shares, $.001 par value, to 200,000,000 shares, $.001 par value, and ratify a recapitalization of the common stock of the Company; (v) FOR authorization of the Board of Directors to settle a lawsuit as they deem appropriate; (vi) FOR such other business as properly may come before the meeting. A shareholder who has executed and returned a proxy may revoke it any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. The proposal to change the Company's state of incorporation to the state of Nevada; and the proposal to amend the Articles of Incorporation; and the proposal to authorize the Officers and Board of Directors to settle a lawsuit filed against the Company by Okanagan Opal Inc., on whatever terms the Officers and Board of Directors deem appropriate, including the relinquishment by Canadian Northern Lites Inc. of its interest in the Ewer-Klinker property; must each be approved by the affirmative vote of two-thirds of shares outstanding entitled to vote whether present in person or represented by proxy. Each of the other matters must be approved by the affirmative vote of a majority of shares outstanding entitled to vote whether present in person or represented by proxy. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. Broker non-vote shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote shares for which no instructions have been given in their discretion in the election of directors. The Company will bear all cost and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Company, without additional compensation, may solicit proxies personally or by telephone or fax.

Please note that shareholders who receive their Meeting materials via ADP Proxy Services ("ADP") or via Independent Investor Communications Corporation ("IICC") must return the proxy forms, once voted , to ADP or IICC, respectively, for the proxy to be valid.


1. ELECTION OF DIRECTORS

It is intended that the proxies solicited hereby will be voted for election of the nominees for director listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why any of its nominees will be unable to accept election. However, if a nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select substitute nominees. If substitute nominees are selected, proxies will be voted in favor of such nominees. The Board of Directors is elected to serve until the Company's next Annual Meeting. During the course of the 1997-1998 period, all four directors tendered their resignations..
Resigning as directors were Michael Cox, David Rambaran, David Radbourne, and
Santbir Minhas. Prior to resigning these directors appointed three new directors as interim directors until the next Annual Meeting. Appointed on May
1, 1998 as interim directors (with one directorship left vacant) were Larry
Low, Cam Dalgliesh, and T.G. Cook.

Nominees

The following information relating to the nominees as Directors is based on information received by the Company from said nominees.

Proposed Nominee                                                                              Voting Common
And Position in the                                                            Director       Shares Owned        % of
Company                 Background of the Nominee                              Since          Beneficially        Class

Larry Low (1)           A graduate of the University of British                May1, 1998     0                   0
Vancouver,              Columbia and of Capilano College.
Canada                  Currently a Director of the Company.
                        Employed since 1997 as an information
Director                technology consultant with The CGI
                        Group Inc., an international information
                        technology firm based in Vancouver.


Cam Dalgliesh (1)       A graduate of the University of                        May 1, 1998    0                   0
North Vancouver,        Alberta (B.A.).
Canada                  Currently a Director of the Company.
                        An independent businessman with
Secretary and           experience in several small and medium-
Director                sized businesses, including Factory
                        Direct Sports Ltd. (1995 - 1997)
                        (sporting goods distributor); and Solid Gold
                        (1993 - 1995) (retail discount programs).


T.G. Cook (1)           An MBA graduate of Harvard Business                    May 1, 1998    1,686,000 (2)       9.8%
Vancouver,              School.
Canada                  Currently a Director of the Company.
                        President and Director since 1978 of Westridge
President and           Capital Ltd. a management and investment
Direct                  company, with over 20 years experience in
                        creating and  building small and medium-
                        sized businesses and real estate ventures.

(1) None of the director nominees serves as a director for any company registered under the Securities Exchange Act of 1934.
(2) These shares are held by Hudson Capital Corporation, a company controlled by T.G.Cook.


Board and Committee Meetings

The Board held two meetings during fiscal year 1998 and two meetings during fiscal year 1999. Each Director whose reelection is proposed and who served as a member of the Board during fiscal year 1998 and 1999 attended 100% of the aggregate number of meetings of the Board and of the committees of which he is a member.

The Company's Board of Directors has formally designated one Committee: an Audit Committee. The company does not have a nominating committee.

The Audit Committee consisting of Mr. Dalgliesh and Mr. Cook for fiscal year 1998 and fiscal year 1999, generally engages in oversight of the structure of the Company's internal controls, reviews the selections of the independent auditors, reviews the annual audit plan, and oversees the Company's financial reporting. However, the responsibility to review and approve internal accounting and controls; quarterly financials;
registration statements; reports to the SEC; financial press releases;
cost of conduct; and any other legal/ethics audit (except as these matters have a direct bearing on the duties stated above) remain the responsibility of the full Board of Directors. Mr Dalgliesh and Mr. Cook will serve on the Audit Committee for fiscal year 2000.

MANAGEMENT RECOMMENDS THAT THE SHARHOLDERS VOTE "FOR" THE NOMINEES TO THE
BOARD OF DIRECTORS OF THE COMPANY.


2.  RATIFICATION OF AUDITORS FOR FISCAL YEARS 1998, 1999, & 2000.

McLean Majdanski, independent public accountants, have again been selected by the Board of Directors as the independent auditors for the Company for the fiscal year ending December 31, 1998, fiscal year ending December 31, 1999, and the fiscal year ending December 31, 2000 subject to approval by the shareholders. McLean Majdanski has served as an independent auditor for the Company since the fiscal year ended December 31, 1997. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors.

A representative of McLean Majdanski is expected to attend the Annual Meeting to make a statement, if he or she so desires, and to be available to respond to questions from the shareholders.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF AUDITORS.



3.  RE-INCORPORATION IN NEVADA

Over the past few months your Company's new Board of Directors has conducted an intensive review of the Company's prospects for the future, with a view to finding the most effective way to enable the Company to survive and be resurrected in some form as a viable, actively-traded public company. It is essential to reposition the Company , after being preoccupied for almost two years with trying to make a success of its minority interest in the Ewer-Klinker mineral property in southwestern British Columbia. This will involve restructuring the Company's balance sheet, corporate and legal affairs, and share capital in order to be able to offer Canadian Northern Lites as an attractive publicly-traded vehicle, suitable for the vend-in of an expanding operating company; or a promising new venture capable of capturing the fascination of small-cap investors.

The climate of rapid and constant change in the marketplace and in industry dynamics poses a serious threat to companies with rigid structures, whose ability to adapt quickly and effectively is constrained by rigidity in the Company's articles and bylaws; in the Texas Business Corporation Act; or in the Company's corporate structure.

As many of you are aware, the past couple of years has seen significant developments that present serious challenges to the rejuvenation of Canadian Northern Lites Inc. The mining industry has been rendered virtually uneconomic for all but the industry's most senior companies as a result of a deadly combination of steep declines in commodity prices and the virtual disappearance of investment capital to finance junior exploration companies, as a direct result of Bre-X and other debacles. In addition, the regulatory environment for NASDAQ Bulletin Board companies has come under intensive scrutiny with stiffer requirements to obtain and maintain a quotation on the Bulletin Board, as well as higher standards for a company to "graduate" to a more prestigious Nasdaq Small-Cap or Nasdaq National Market listing. This "graduation" is usually critical to a company being able to attract serious amounts of equity capital.. In August 1999 the Company filed a Form 10KSB at the Securities and Exchange Commission. resulting in the Company becoming a fully-reporting company.While the Company responds to SEC comments on its Form 10KSB, the Company's shares will trade on the National Quotation Bureau's Electronic Pink Sheets, under the symbol CANL. At such point as the SEC has no further comments on the Company's initial Form 10KSB the Company's shares will become eligible for quotation on the Over-the-Counter Bulletin Board.

In view of the demanding environment described above, your Board of Directors has conducted an intensive review of the Company's status as a Texas Corporation, and more specifically, has conducted a thorough examination of the Texas Business Corporation Act and comparing it with the Corporation Act of other states. The Board is particularly concerned with and desirous:

a) of locating a State Law that is progressive and provides a company with the flexibility essential to allow the Company to compete in an intensely competitive business environment and
b) that ongoing costs of legal advice be kept reasonable, particularly in view of the Company's modest size.

Your Board concluded that:

a) It would be expensive to require expertise in the Texas Business Corporation Act, in order to manage a company operating in the Pacific Northwest. The Company's status as a publicly-traded company, with limited capital, make it particularly critical to be domiciled in a state whose laws have the clarity and flexibility to keep legal costs under control . Unfortunately without close attention to the efficiency of its legal work, the legal costs of a small public company can become a major cost of operating the firm. In addition to the added expense, the need for Texas legal expertise could prove to be a cumbersome impediment to responding quickly to evolving opportunities.

b) The State of Nevada offers a Business Corporation Act that contains statutes that are clear and concise, and provide the ongoing flexibility the Company needs in order for Canadian Northern Lites Inc. to become an exceptionally attractive publicly-traded vehicle.
In addition, as a Nevada company, the Company would be very capable of obtaining cost-effective legal advice as it is quite common for a company to be incorporated in Nevada.

c) From direct and recent experience by the President in investigating the merits of incorporation in Nevada, the representatives of the Secretary of State of Nevada demonstrate an impressive attitude of cooperation and assistance in aiding business and a recognition that the relative cost of doing business in a particular state is very important to the Company. There is no corporate income tax, no personal income tax, and no franchise tax in the state of Nevada.

d) The Nevada Secretary of State sent materials addressed "Dear Customer" that were extremely easy to read and understand by a layman, and left the unmistakable impression that Nevada is committed to attracting and retaining business, and ensuring a minimum of rigid legal and administrative constraints.

General

The Company's Board of Directors (the "Board of Directors" or the "Board") unanimously believes it to be in the best interests of the Company and its shareholders for the Company to change its state of incorporation from Texas to Nevada.

The principal effect of this proposal is to quickly and cost-effectively enhance the attractiveness of Canadian Northern Lites Inc. as a publicly-traded vehicle for a merger partner; as the Nevada Act will enable the Company to adapt and respond opportunistically to a business environment of constant change.

In the re-incorporation, all outstanding shares of common stock of the Company, a Texas corporation, will be automatically converted, on a share-for-share basis, into comparable shares of a new Nevada corporation to be formed. The proposed re-incorporation will result in several important changes in the rights of shareholders.

Reasons for Re-incorporation

The Board of Directors unanimously believes that the benefits far outweigh the very modest costs of re-incorporating the Company in Nevada.

The benefits are immediate and substantial. The benefit of a Corporation Act that provides the Company with flexibility (as discussed above, see "principal effect") together with a state tax system in which there is no corporate state income tax nor any state personal income tax, should provide the Company with a real competitive advantage in attracting an established , profitable business as a merger partner. See "Possible Disadvantages" below.

Possible Disadvantages

Possible disadvantages of re-incorporating in Nevada could include the following:

Loans to Officers do not require the approval of a majority of shareholders as they do under Texas Law; furthermore, removal of directors by shareholders is more difficult in Nevada (see "Removal of Directors" and "Loans to Officers" below).

Mergers require the approval of holders of 2/3 of the Company's outstanding shares under Texas Law; whereas a majority is sufficient under Nevada Law (see "Shareholder Vote for Mergers", below)

Appraisal rights are granted to shareholders in more situations under Texas Law than under Nevada Law - eg. Mergers. (see "Appraisal Rights" below).

Significant Differences Between the Corporation Laws of Texas and Nevada

It is not practical to describe all the differences between Texas law and Nevada law. The following is a summary of certain differences which may affect the rights of shareholders of the Company. This summary is qualified in its entirety by reference to the full text of such documents. For information as to how such documents may be obtained, see "Available Information". Canadian Northern Lites is incorporated under the laws of Texas. The rights of shareholders of Common Stock are governed by Texas Law and assuming that there are no other agreements in existence, those rights are governed by the Texas Corporate Law and Canadian Northern Lites Certificate of Incorporation and By-laws.

The corporation laws of Texas and Nevada differ in many respects and it is not practical to summarize all of such differences here. Certain significant differences which affect the interests of shareholders, are as follows:

(1) Number of Directors. Under Texas law, the authorized number of directors may be changed by an amendment to the bylaws which the directors may be authorized to adopt, whereas under Nevada law only the shareholders can change the authorized number of directors unless the shareholders have adopted a provision in the articles of the Company or bylaws permitting the directors to fix their number within the bounds of a stated minimum and maximum number. The Company's Texas Articles permit the directors to fix the number of directors within a minimum of 3 and a maximum of 7.

(2) Shareholder Vote for Mergers. In the area of mergers or by other corporate reorganizations, Texas law differs from Nevada law in a number of respects. Generally, Nevada law requires a shareholder vote in more situations than does Texas law. Texas provides for shareholder votes (except as indicated below) by both the acquiring and the acquired company to approve mergers and by Shareholders of the acquired company for the sale by a company of substantially all of its assets. In addition to the foregoing, Texas provides for votes by the shareholders of an acquiring company in either share-for-share exchanges or sale of assets reorganizations.

(3) Appraisal Rights. Generally, Texas law gives appraisal rights in more situations than does Nevada law. Both Nevada and Texas provide such rights to shareholders entitled to vote in certain merger transactions.

(4) Removal of Directors. Under Nevada law, a director may be removed with or without cause by a two-thirds shareholder vote, provided that (if the company had cumulative voting) the shares voted against such removal would not have been sufficient to prevent the election of the director.
Under Texas law, a director of a company can be removed without or with cause unless the Certificate of Incorporation or the company otherwise provides.

(5) Loans to Officers. Under Nevada law, a company may make loans to or guarantee the obligations of or otherwise assist its officers or other employees when such action, in the judgement of the directors, is fair to the company (and the interested director discloses the terms of the transaction; and the interested director does not vote) and a majority vote of shareholders approves the transaction. Under Texas law, any such loan or guaranty to or for the benefit of a director or officer of the company or any of its subsidiaries requires a majority vote of shareholders (excluding the vote of any benefited director or officer).

(6) Indemnification. The Texas and Nevada Corporation laws have similar provisions and limitations regarding indemnification by a company of its officers, directors and employees. Texas has adopted legislation authorizing the inclusion of a provision in the certificate of incorporation of Texas companies eliminating or limiting the personal liability of directors of Texas companies to the company or its shareholders for monetary damages for conduct as a director. The statute provides, however, that no such provision can eliminate or limit a director's liability (i) for breach of the director's duty or loyalty, (ii) for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law, (iii) for willful or negligent conduct in paying dividends or repurchasing stock out of other than lawfully available funds, or (iv) for any transaction from which the director derives an improper personal benefit.

(7) Inspection of Shareholders' List. Texas law provides for an absolute right of inspection of the shareholders' list for shareholders who have held of record, shares of the company for 6 months or shareholders holding 5% or more of the company's shares. Nevada law allows any shareholders who have held of record, shares of the company for 6 months or shareholders holding 5% or more of the company's shares to inspect the shareholders' list for a purpose reasonably related to such person's interest as a shareholder.

(8) Voting Rights And Quorum Requirements. Under Nevada Law each holder of record of Common Stock is entitled to one vote per share. The presence, in person or by proxy, of the holders record of shares of Common Stock entitling the holders thereof to cast a majority of the votes entitled to be cast, shall constitute a quorum. Under Nevada law action by shareholders can be taken to a meeting if a majority of shareholders consent in writing. Under Texas Law and the company's By-laws, each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for him by proxy. Unless the proxy provides for a longer period, no proxy may be voted or acted upon after three years from its date. The company's By-laws provide that in all elections of directors, the voting may (but need not) be by ballot.

(9) Required Vote For Authorization Of Certain Corporate Actions. Under Texas law, most fundamental corporate changes, including the amendment of the company's certificate of incorporation, a merger or consolidation or the dissolution of the company, must be approved by the affirmative vote of two-thirds of the outstanding shares of capital stock entitled to vote thereon. Texas law provides appraisal rights for certain mergers and consolidations. Appraisal rights are not available to holder of (i) shares listed on a national securities exchange or held of record by more than 2,000 Shareholders or (ii) shares of the surviving company of the merger, if the merger did not require the approval of the shareholders of such company, unless, in either case, the holders of such stock are required pursuant to the merger to accept anything other than (A) shares of stock of the surviving company; (B) shares of stock of another company which are also listed on a national securities exchange or held of record by more than 2,000 shareholders; and/or (C) cash in lieu of fractional shares of such stock.

(10) Under Nevada law, most fundamental corporate changes, including amendment of the certificate of incorporation, a merger or consolidation or the dissolution, must be approved by the affirmative vote of a majority of the outstanding shares of capital stock entitled to vote thereon. Nevada law provides appraisal rights for certain mergers and consolidations. No appraisal rights exist if a company's shares are listed on a national securities exchange or held of record by more than 2,000 shareholders.
Under Nevada Law, each holder of record of Common Stock is entitled to one vote per share. The presence, in person or by proxy, of the holders of record of shares of capital stock entitling the holders thereof to cast a majority of the votes entitled to be cast by the holders of shares of capital stock shall constitute a quorum. Under Nevada Law, each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for him by proxy.


Available Information:

Shareholders may wish to consult the relevant internet sites of Texas and Nevada which are listed below:

Nevada internet address:  http://www.leg.state.nv.us/index.htm
Texas internet address:  http://www.capitol.state.tx.us/statutes/butoc.html

Shareholders are cautioned that the content of the foregoing internet "web" sites may not reflect current legislation in the States of Texas or Nevada. Shareholders may also wish to consult legal counsel in Texas and Nevada.

Mechanics of Re-incorporation

The proposed re-incorporation will be effected by organizing and forming, Canadian Northern Lites Nevada Inc., a Nevada Corporation. Upon the effective date of the re-incorporation each outstanding share of Canadian Northern Lites Inc. common stock will automatically be converted into one share of Canadian Northern Lites Nevada Inc. common stock. Each outstanding certificate representing shares of Canadian Northern Lites Inc. common stock will continue to represent the same number of shares of common stock of Canadian Northern Lites Nevada Inc.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CANADIAN NORTHERN LITES NEVADA INC..

In accordance with Texas law, the affirmative vote of at least two-thirds (2/3's) of the common stock of Canadian Northern Lites Inc. is required for approval of the re-incorporation and the other terms of the proposed re-incorporation. The Texas Business Corporation Act contains no provisions for dissenters' or appraisal rights on the part of the shareholders of Canadian Northern Lites Inc. in connection with the proposed re-incorporation.

No Change will be Made in the Name, Business or Physical Location of the Company

The proposed re-incorporation from Texas to Nevada will effect a change in the legal domicile of the Company and other changes of a legal nature, some of which are described in this Proxy Statement. However, the re-incorporation will not result in any significant change in the name, business, management, location of the principal executive offices, assets, liabilities or net worth of the Company. The Board of Directors recommends adoption of all of the proposed amendments. Adoption of the amendments requires the affirmative vote of the holders of two-thirds (2/3's) of the outstanding voting stock of the Company, voting as a single class.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL TO RE-INCORPORATE IN THE STATE OF NEVADA.



4.  INCREASING THE AUTHORIZED SHARE CAPITAL

On February 3, 2000, the Board of Directors of the Company adopted a plan to increase the authorized capital of the Company whereby the Company's authorized capital would be changed from 100,000,000 shares of stock, $.001 par value per share, to 200,000,000 shares of stock, $.001 par value per share.

The Company is considering future issuances of debt and/or equity securities (which may include shares of common stock or securities convertible into or exercisable for shares of common stock) in order to make a public or private offering of stock, increase the Company's available cash, to retire debt and to improve the Company's financial condition. Such securities would be sold or issued by the Company upon such terms and conditions as the Board of Directors may subsequently determine. The Company has no present commitments, agreements, or intent to issue additional shares of Voting Common Stock, other than with respect to currently reserved shares, in connection with transactions in the ordinary course of the Company's business.

In the considered unanimous opinion of the Board of Directors, the proposed plan will place the Company in a more favourable position to attract and properly structure the terms of additional financing, if needed. The Board of Directors may, from time to time in the future, enter into negotiations with private and institutional investors, or others with stock. If approved by the shareholders, such additional authorized shares would be available for issuance (subject to applicable federal and state securities laws and state corporate law) to take advantage of future opportunities for equity financing to improve the Company's capital structure, and for other corporate purposes.

The Board of Directors has adopted resolutions proposing that the Articles of Incorporation be amended to increase the number of shares of common stock which the Company is authorized to issue from 100,000,000, $.001 par value, to 200,000,000 $.001 par value.

If approved by the shareholders, such additional authorized shares would be available for issuance at the discretion of the Board of Directors without further shareholder approval (subject to applicable Federal and State Securities Laws and by law) to provide the Company with adequate flexibility in the future, to take advantage of future opportunities for equity financing to improve the Company's capital structure, and for other corporate purposes, without the delay and expense incident to the holding of a special meeting of shareholders to consider the specific issuances. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of Shareholders.

Proposed Text of Amendment to Articles of Incorporation

It is proposed that an amended and restated Article Two Section 3A and 3B replace the existing Article 2 Section 3 to the Articles of Incorporation regarding capitalization as follows:

ARTICLE TWO

CAPITALIZATION

Section 3A: Aggregate Number of Shares. The total number of shares which the Company shall have authority to issue is 200,000,000 shares of Common Stock of the par value of $.001 per share.

Section 3B: Rights of Common Stock. The Common Stock may be issued from time to time in one or more series and with such designation for each such series as shall be stated and expressed in the resolution or resolutions providing for the issue of each such series adopted by the board of directors. The board of directors in any such resolution or resolutions is expressly authorized to state and express for each such series:

(i)  The voting powers, if any, of the holders of stock of such series;

(ii) The rate per annum and the times at and conditions upon which the holders of stock of such series shall be entitled to receive dividends, and whether such dividends shall be cumulative or noncumulative and if cumulative the terms upon which such dividends shall be cumulative;

(iii) The price or prices and the time or times at and the manner in which the stock of such series shall be redeemable and the terms and amount of any sinking fund provided for the purchase or redemption of shares;

(iv) The rights to which the holders of the shares of stock of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Company;

(v) The terms, if any, upon which shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

(vi) Any other designations, preferences, and relative participating, optimal or other special rights, and qualifications, voting rights, limitations or restrictions thereof so far as they are not inconsistent with the provisions of the Articles of Incorporation, as amended, and to the full extent now or hereafter permitted by the laws of Texas.

The Amendment to the Articles of Incorporation requires the affirmative vote of the holders of two-thirds (2/3's) of the outstanding voting stock of the Company, voting as a single class.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL TO INCREASE THE AUTHORIZED SHARE CAPITAL

5.  AUTHORIZING MANAGEMENT TO SETTLE THE OKANAGAN OPAL INC. LAWSUIT

On April 2, 1997, the Company was named as a Defendant in certain litigation initiated by Okanagan Opal Inc., namely Okanagan Opal Inc. vs Canadian Northern Lites Inc., Case No. 1618 Revelstoke Registry (Supreme Court British Columbia, Canada). The Complaint alleges damages of $30,000 plus interest at 24%/annum since mid-1996 resulting from alleged non-payment by Canadian Northern Lites of invoices from Okanagan Opal Inc. pertaining to services allegedly rendered and products allegedly provided by Okanagan Opal in 1996.

Your Management strenuously denies any and all allegations made in the Plaintiff's Statement of Claim, No.1618 Revelstoke B.C. Registry, between Okanagan Opal Inc. (Plaintiff) and Canadian Northern Lites Inc.(Defendant), and is prepared, if necessary, to defend itself vigorously in a Court of Law. However, your Management believes that the long-running lawsuit by Okanagan Opal Inc. is a significant distraction for Management; is generating costly legal expenses that Canadian Northern Lites can ill afford; and is a serious impediment to your Company rebuilding itself by means of an attractive acquisition or merger.

Proceeding through the court system is a long expensive process that exposes the Company to the risk of an adverse court judgement. Further, as a result of the extremely unfavorable terms contained in the Option Agreement with Okanagan Opal, the value to Canadian Northern Lites shareholders of a courtroom victory is highly questionable.

In view of the above it is proposed to authorize the Officers and Board of Directors of Canadian Northern Lites Inc. to settle the lawsuit with Okanagan Opal Inc. on whatever terms the Officers and Directors deem appropriate, including relinquishing Canadian Northern Lites Inc.'s interest in the Ewer-Klinker property.

In accordance with Texas law, the affirmative vote of at least two-thirds (2/3's) of the common stock of Canadian Northern Lites Inc. is required for approval to settle the Okanagan Opal Inc. lawsuit..
The effect of the affirmative vote of at least two-thirds (2/3's) of the common stock of Canadian Northern Lites Inc. will be to authorize Management to settle this lawsuit on terms Management deems appropriate.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL TO AUTHORIZE THE OFFICERS AND BOARD OF DIRECTORS TO SETTLE THE LAWSUIT WITH OKANAGAN OPAL INC. ON WHATEVER TERMS MANAGEMENT DEEMS APPROPRIATE.



6. TO TRANSACT SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.
At the date of this proxy statement, the Board of Directors knows of no other matters which will be presented for consideration at the Annual Meeting. However, if any such other matters are properly presented for action at the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxy in accordance with their judgement on such matters, and discretionary authority to do so is granted in this Proxy.


                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of March 15, 2000 the amount and percentage of the Voting Common Stock of the Company, which according to information supplied by the Company, is beneficially owned by Management, including officers and directors of the Company.


Title of      Name of                  Amount & Nature of            Percent of
Class         Beneficial Owner         Beneficial Ownership          Class

Common        T.G. Cook (2)
              (Officer & Director)     1,686,000 (1)                 9.8%

Common        Cam Dalgliesh (2)
              (Officer & Director)     0                             0

Common        Larry Low (2)            0                             0
(Director)

(1) shares are held by Hudson Capital Corporation, a company controlled by T.G. Cook.
(2) Officers and Directors as a Group (3 Persons) are the beneficial owners of 1,686,000 shares, or 9.8% of the outstanding common shares.


SECURITY OWNERSHIP OF SIGNIFICANT SHAREHOLDERS

The Table below lists as of March 15, 2000 all persons or companies the Company is aware of as being the beneficial owner of more than five percent
(5%) of the common stock of the Company.

                       Table of Significant Shareholders

                                5% Shareholders

Title                                   Amount and Nature         Percent
of                                      of Beneficial             of
Class     Name of Beneficial Owner      Ownership                 Class (2)

Common    Terry G. Cook (1)             1,686,000                  9.8%
Common    William E.Gould               1,480,000                  8.6%
Common    Myron Kinach                  1,475,000                  8.6%
Common    William Lumley                1,440,000                  8.4%

TOTAL                                   6,081,000                 35.4%

(1) shares are held by Hudson Capital Corporation, a company controlled by T.G.Cook. 1,500,000 of these shares are restricted pursuant to Rule 144.
(2)  Based on 17,211,000 shares outstanding.


                           RELATED PARTY TRANSACTIONS

The Company acquired on May 5, 1998, a 100% interest in certain strategic mineral claims known as Way I, Banjo I, and Banjo II in the immediate vicinity of the Company's Ewer-Klinker Property in southwestern British Columbia, from 456786 B.C. Ltd., a company indirectly controlled by T.G. Cook, President and Director of Canadian Northern Lites Inc., in exchange for a Promissory Note Due on Demand for $50,000 USD with interest at 8%, calculated and compounded semi-annually.The mineral claims were recorded in the Company's books at the $24,841 cost to the significant shareholder and the principal of the note payable was reduced by the significant shareholder from $50,000 to $24,841. No independent evaluation by an investment banking firm was obtained on the transaction.

In a separate transaction 1,500,000 common voting shares were issued to a company controlled by T.G. Cook, President and Director of Canadian Northern Lites Inc. in exchange for cancellation of debt outstanding.



                     REMUNERATION OF DIRECTORS AND OFFICERS

Compensation of Directors and Executive Officers

The Company had one Executive Officer during the fiscal year ended December 31, 1997. Total remuneration of $37,000 was billed by the former executive, to the Company or its wholly-owned subsidiary during fiscal year 1997. The Company had one Executive Officer during the period beginning January 1,1998 and ending April 30, 1998. No remuneration was billed to the Company or its wholly-owned subsidiary for this period. The Company had one Executive Officer during the period beginning May 1,1998 and ending December 31, 1998. Total remuneration of $18,000 was billed by the executive to the Company or its wholly-owned subsidiary during this period. The Company had one Executive Officer during the fiscal year ended December 31, 1999. Total remuneration of $ 24,000 was billed by the executive to the Company or its wholly-owned subsidiary during this period. The Company had a maximum of four (4) Directors during the fiscal year ended December 31, 1997 and four (4) directors for the subsequent period ending April 30,1998. The Company had three (3) directors for the subsequent period ending December 31,1998; and for the subsequent year ending December 31, 1999. No remuneration has been paid by the Company to the Directors . No pension or
retirement benefits are payable to the Executive Officer or Directors.   The
Company has no Stock Option Plan.



                    SHAREHOLDERS' PROPOSALS FOR 2000 MEETING

Any appropriate proposal submitted by a shareholder of the Company intended to be presented at the next Annual Meeting in May 2000 must be received by the Company by February 2, 2000 to be included in the Company's proxy statement and related proxy for the May 2000 Meeting.



                          ANNUAL REPORT  & FORM 10-KSB

A copy of the Company's Audited Financial Statements for the fiscal year ended Dec. 31, 1999 accompanies this Proxy Statement. No portion of the Financial Statements are incorporated herein and no portion is to be considered proxy soliciting material. A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB, including the financial statements and the schedules thereto, for the Fiscal Year ended December 31, 1999 will be sent to those shareholders who request a copy by sending a letter addressed to Canadian Northern Lites, 380 - 916 W. Broadway, Vancouver, British Columbia, Canada, V5Z 1K7.

                                            By Order of the Board of Directors



                                            /s/T.G. Cook
                                            T.G. Cook
March 15, 2000                              President and Director

                          CANADIAN NORTHERN LITES INC.

                      Vancouver, British Columbia, Canada
                              Fax:  (604) 879-9004

                                     PROXY

THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY AND WILL BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS ON May 2, 2000, at 6:00 P.M., Vancouver, B.C.

    The undersigned nominates, constitutes and appoints T.G. Cook and Cam Dalgliesh, and each of them proxies of the undersigned, with the full power of substitution to attend, act and vote in respect of all shares held by the undersigned at the annual meeting of shareholders of the Company to be held on May 2, 2000, or any adjournment or adjournments thereof, with all powers the undersigned would have if personally present.

THE SHARES WILL BE VOTED AS DIRECTED WITH RESPECT TO OTHER MATTERS OF BUSINESS PROPERLY BEFORE THE MEETING AS THE PROXIES SHALL DECIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 and 6.

1.  TO ELECT DIRECTORS:

(   ) FOR all nominees listed below, (except as marked to the contrary)

LARRY LOW, CAM DALGLIESH, T.G. COOK

To withhold authority for any individual nominee, write that nominee's name on the space provided below:


(   ) WITHHOLD AUTHORITY to vote for all nominees listed above



2. TO APPROVE THE SELECTION OF McLEAN MAJDANSKI AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 1998, DECEMBER 31, 1999 & DECEMBER 31, 2000.

FOR  (   )              AGAINST  (   )                ABSTAIN  (   )



3. TO APPROVE A CHANGE IN THE STATE OF INCORPORATION FROM TEXAS TO NEVADA.

FOR  (   )              AGAINST  (   )                ABSTAIN  (   )



4. TO CONSIDER AND VOTE UPON A PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK FROM 100,000,000 SHARES, $.001 PAR VALUE TO 200,000,000 SHARES, $.001 PAR VALUE;

FOR  (   )              AGAINST  (   )                ABSTAIN  (   )



5. TO AUTHORIZE THE OFFICERS AND BOARD OF DIRECTORS OF CANADIAN NORTHERN LITES INC. TO SETTLE THE LAWSUIT WITH OKANAGAN OPAL INC. ON WHATEVER TERMS THE OFFICERS AND DIRECTORS DEEM APPROPRIATE, INCLUDING RELINQUISHING CANADIAN NORTHERN LITES INC.'S INTEREST IN THE EWER-KLINKER PROPERTY.

FOR  (   )              AGAINST  (   )                ABSTAIN  (   )



6. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the meeting.

Sign exactly as your name appears hereon. When signing in a representative or fiduciary capacity, indicate title. If shares are held jointly, each holder should sign. For a Company, the full Company name should be signed by a duly authorized officer who should state his/her title. For a partnership, an authorized person should sign in the partnership name.

YOU MAY FAX YOUR PROXY TO:  1-604-879-9004


__________________________________        ____________________________________
Signature of Shareholder                  Name of Shareholder - (PLEASE PRINT)

Number of Common Shares represented by this proxy:  _________

                                       PART F/S

ITEM 1.  AUDITED FINANCIAL STATEMENTS - DECEMBER 31, 1999

The financial statements and notes thereto are attached hereto and found immediately following the text of this Registration Statement. The audit report of McLean Majdanski, Chartered Accountants, for the audited financial statements for Fiscal 1999, 1998 and notes thereto are included herein immediately preceding the audited financial statements.

(A-1) Audited Financial Statements: December 31, 1999 and December 31, 1998

Auditor's Report, dated March 27, 2000

Consolidated Balance Sheets at December 31, 1999 and December 31, 1998

Consolidated Statements of Operations for the Years Ended December 31, 1999 and 1998

Consolidated Statements of Shareholders' Deficit From Inception on June 18, 1990 Through December 31, 1999

Consolidated Statements of Cash Flows for the Years Ended December 31, 1999 and 1998

Notes to Consolidated Financial Statements













CANADIAN NORTHERN LITES, INC.
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998










Auditors' Report To The Shareholders                                        F-1

Consolidated Balance Sheets As Of December 31, 1999 And 1998                F-2

Consolidated Statements Of Operations For The Years Ended
   December 31, 1999 And 1998 And From Inception Through
   December 31, 1999                                                        F-3

Consolidated Statement Of Shareholders' Deficit From
   Inception Through December 31, 1999                                 F-4, F-5

Consolidated Statements Of Cash Flows For The Years Ended
   December 31, 1999 And 1998 And From Inception Through
   December 31, 1999                                                   F-6, F-7

Notes To Consolidated Financial Statements                          F-8 to F-18








                                       F-1






AUDITORS' REPORT
RE: DECEMBER 31, 1999 AND 1998
CONSOLIDATED FINANCIAL STATEMENTS
To the Shareholders of
     Canadian Northern Lites, Inc.

We have audited the accompanying consolidated balance sheets of Canadian Northern Lites,
Inc. (A Development Stage Company) as of December 31, 1999 and December 31, 1998,
the related consolidated statements of operations, shareholders' deficit and cash flows for the years then ended and from inception to December 31, 1999.  These financial statements are the responsibility of the company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards in the
United States.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Canadian Northern Lites, Inc. (A Development Stage Company)
as of December 31, 1999 and 1998 and the results of operations, changes in shareholders'
deficit and changes in cash flows for the years then ended and from inception to December 31,
1999 in accordance with generally accepted accounting principles in the United States.

The accompanying consolidated financial statements have been prepared assuming that the
Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company's net capital deficiency, with no mining operations to generate cash, raise substantial doubt about its ability to continue as a going concern.  Management's plans in regard to these matters are also discussed in Note 1.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/McLean Majdanski

Chartered Accountants
Vancouver, B.C.
March 27, 2000
(McLean Majdanski is a joint venture of incorporated professionals)

                                       F- 2
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1999 AND 1998


                                                                                                         1999           1998
ASSETS
CURRENT
   Cash (Note 8)                                                                                       $2,083        $21,029
   Canadian goods and services tax  receivable                                                          1,500          1,369
         Total current assets                                                                           3,583         22,398
INVESTMENT IN JOINT VENTURE (Note 3)                                                                        1              1
MINERAL PROPERTIES (Note 3)                                                                                 1              1
         Total assets                                                                                  $3,585        $22,400
LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES
CURRENT
   Accounts payable (Notes 4 and 8)                                                                   $57,552        $20,892
   Loan from shareholder (Notes 4 and 8)                                                               14,016         14,016
         Total current liabilities                                                                     71,568         34,908
PROMISSORY NOTE PAYABLE (Notes 4, 7, 8)                                                                24,841         24,841
ADVANCES FROM SHAREHOLDERS  (Notes 4 and 8)                                                           151,718        144,579
         Total liabilities                                                                            248,127        204,328
SHAREHOLDERS' DEFICIT
   Share capital (Note 6)
      Authorized
         100,000,000 shares with a par value of $.001
      Issued and outstanding
           17,211,000 shares (1998 - 17,211,000 shares)
      Par value                                                                                        17,211         17,211
      Additional paid up capital                                                                      978,231        978,231
   Deferred foreign currency translation gain (loss)                                                   (3,915)           483
   Deficit accumulated during the development stage                                                (1,236,069)    (1,177,853)
         Total shareholders' deficit                                                                 (244,542)      (181,928)
         Total liabilities and shareholders' deficit                                                   $3,585        $22,400


(See accompanying notes)

                                       F- 3
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
AND FROM INCEPTION ON JUNE 18, 1990 THROUGH DECEMBER 31, 1999

                                                                                    Cumulative
                                                                                   Total Since
                                                                                     Inception           1999           1998
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIT
   Exploration and development                                                         $19,885             $0             $0
   Write off of investment in joint venture (Note 3)                                    60,463              0
   Write off of development and property costs (Note 3)                                442,529              0
      Total exploration and development expenses                                       522,877              0         85,303
MARKETING EXPENSES (Note 4)
   Advertising                                                                           2,637              0              0
   Courier and postage                                                                   7,383              0              0
   Meetings                                                                              1,357              0              0
   Printing                                                                             19,056              0              0
   Promotion and entertainment                                                          16,454              0              0
   Services                                                                             58,525              0              0
   Telephone and fax                                                                    22,438              0              0
   Travel                                                                               41,305              0              0
      Total marketing expenses                                                         169,155              0              0
ADMINISTRATIVE EXPENSES (Note 4)
   Accounting and audit fees                                                            28,006         13,469          5,730
   Automobile                                                                            2,689              0              0
   Bank charges and interest (recovery)                                                  2,126            268           (449)
   Computer servicing                                                                    9,830              0              0
   Incorporation expenses written off                                                    6,794              0              0
   Insurance                                                                               836              0              0
   Interest on long term debt (Note 7)                                                   9,829          3,609          4,630
   Legal                                                                               140,172          4,149          3,625
   Management and consulting fees                                                      148,906         24,326         18,200
   Meals and entertainment                                                                  28             28              0
   Office supplies and service                                                          64,801            998          1,742
   Rent                                                                                  9,021              0              0
   SEC filing fees                                                                      10,981         10,981              0
   Telephone and fax                                                                     7,036            216              0
   Transfer agent fees                                                                   1,339            330            550
   Travel                                                                               33,990            132            594
   U.S. financial services                                                              28,339              0              0
   Wages and benefits                                                                   25,930              0          1,113
      Total administrative expenses                                                    530,653         58,506         35,735
LOSS BEFORE OTHER INCOME (LOSS)                                                     (1,222,685)       (58,506)      (121,038)
OTHER INCOME (LOSS)
   Interest income                                                                         798            290            508
   Gain (loss) on disposal of capital assets                                           (11,923)             0             26
   Gain (loss) on cash settlements of accounts payable                                  (2,259)             0          1,980
INCOME (LOSS) BEFORE INCOME TAX PROVISION                                           (1,236,069)       (58,216)      (118,524)
INCOME TAX PROVISION                                                                         0              0              0
NET INCOME (LOSS)                                                                  ($1,236,069)      ($58,216)     ($118,524)


(See accompanying notes)

                                       F- 4
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIT
FROM INCEPTION ON JUNE 18, 1990 THROUGH DECEMBER 31, 1999


                                                                                                                     Deficit
                                                                                                                 Accumulated
                                                                      Common Stock                 Additional     During The
                                                         Per                                          Paid-up    Development
                                                       Share             Shares      Par Value        Capital          Stage
Issuance of stock to officers, directors and
   other individuals, for an amount equal to
   part of the organization costs,
   on April 10, 1991                                   $0.10             30,000           $300         $2,700
Reorganization of capital reducing the par
   value from $.01 / share to $.001 / share                                               (270)           270
Net loss, year ended December 31, 1994
Balance, December 31, 1992, 1993 & 1994                                  30,000             30          2,970
Issuance of stock to investment banker,
   controlled by a director for services
   rendered and valued at the billed amount
   for the services                                     0.50             12,000             12          5,988
Issuance of common stock to public for cash             0.50              8,000              8          3,992
Net loss, year ended December 31, 1995
Balance, December 31, 1995                                               50,000             50         12,950
Issuance of common stock pursuant to stock
   options of which 1,220 shares were issued
   to an affiliate of the issuer for cash               0.01             50,000             50            450
Balance prior to stock split                                            100,000            100         13,400
Stock split effective April, 1996                                       300,000            300           (300)
Balance after stock split                                               400,000            400         13,100
Stock issued for acquisition of Dakota
   Mining & Exploration, Ltd. ("Dakota")
   valued at the net book value of Dakota
   at the date of acquisition                           0.01         10,000,000         10,000         59,488
Recognition of deficit accumulated during
   the development stage by Dakota up to
   the date of acquisition                                                                             78,064       ($78,064)
Issue of shares to H J S Financial Services,
   Inc. for services rendered valued at the
   market value of the shares when issued               1.28             24,000             24         30,732
Issuance of common stock to repay
   advances to Canadian Northern Lites, Inc.
   made by former directors and valued at the
   net book value of those advances which
   was less than the market value of the
   shares                                               0.15          4,000,000          4,000        596,822
Net loss, year ended December 31, 1996                                                                              (460,106)
Balance at December 31, 1996                                         14,424,000        $14,424       $778,206      ($538,170)


(See accompanying notes)

                                       F- 5
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIT
FROM INCEPTION ON JUNE 18, 1990 THROUGH DECEMBER 31, 1999


                                                                                                                     Deficit
                                                                                                                 Accumulated
                                                                      Common Stock                 Additional     During The
                                                         Per                                          Paid-up    Development
                                                       Share             Shares      Par Value        Capital          Stage

Balance at December 31, 1996                                         14,424,000        $14,424       $778,206      ($538,170)
Issuance of common stock for services to
   former legal counsel valued at the billed
   value for the services rendered                     $0.17            570,000            570         98,911
Fair value of donated accounting services
   provided by a former director                                                                        2,000
Net loss, year ended December 31, 1997                                                                              (521,159)
Balance at December 31, 1997                                         14,994,000         14,994        879,117     (1,059,329)
Issuance of common stock to former directors
   to repay amounts advanced by them to the
   Company and the shares are valued at the
   value of the amount owing to them                    0.12            667,000            667         82,672
Issuance of common stock to an arm's
   length supplier to repay the amount owing
   and shares valued at the fair value of
   the shares issued                                    0.06             50,000             50          2,942
Issuance of common stock to a company
   controlled by a current director to repay an
   amount owing and valued at the market
   value of the shares issued                           0.01          1,500,000          1,500         13,500
Net loss, year ended December 31, 1998                                                                              (118,524)
Balance at December 31, 1998                                         17,211,000         17,211         978,231    (1,177,853)
Net loss, year ended December 31, 1999                                                                               (58,216)
Balance at December 31, 1999                                         17,211,000         17,211         978,231    (1,236,069)
Subsequent Event
Cancellation of shares in consideration for
   the release by the Company of its 20%
   joint venture interest subsequent to
   December 31, 1999 (Notes 3 and 6)                    0.01         (2,080,000)        (2,080)         2,079
Balance, March 30, 2000                                              15,131,000        $15,131       $980,310    ($1,236,069)


(See accompanying notes)

                                       F- 6
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
AND FROM INCEPTION ON JUNE 18, 1990 THROUGH DECEMBER 31, 1999


                                                                                    Cumulative
                                                                                   Total Since
                                                                                     Inception           1999           1998

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                                               ($1,236,069)      ($58,216)     ($118,524)
   Items not involving an outlay of cash
      Non-cash accounting services of a former director                                  2,000
      Loss (gain) on disposal of capital assets                                         11,923              0            (26)
      Write off of incorporation costs                                                     794              0              0
      Write down of investment in joint venture                                         60,463              0         60,463
      Write down of development and property costs                                     442,529              0         24,840
      Loss (gain) on cash settlements of accounts payable                                2,260              0         (1,980)
   Change in working capital items
      Canadian goods and services tax receivable                                        (1,500)          (131)        21,879
      Accounts payable increase before part of the
         balance was settled by issuing shares                                         181,993         36,660         27,309
      Net cash (used in) received from operating activities                           (535,607)       (21,687)        13,961
CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from issuance of common stock                                              151,502              0              0
   Stock issued on exercise of stock options                                               500              0              0
   Loan from shareholder                                                                14,016              0              0
   Advances from shareholders before part of the
      balance was settled by issuing shares                                            866,457          7,139          6,611
      Net cash from financing activities                                             1,032,475          7,139          6,611
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of capital assets                                                          (11,949)             0              0
   Proceeds from disposal of capital assets                                                 26              0             26
   Incorporation costs                                                                    (794)             0              0
   Mineral property payments                                                          (478,153)             0              0
      Net cash (used in) received from investing activities                           (490,870)             0             26
NET INCREASE (DECREASE) IN CASH
   (BANK INDEBTEDNESS)                                                                   5,998        (14,548)        20,598
CASH (BANK INDEBTEDNESS) AT
   BEGINNING OF YEAR                                                                         0         21,029            (52)
FOREIGN CURRENCY TRANSLATION GAIN (LOSS)                                                (3,915)        (4,398)           483
CASH (BANK INDEBTEDNESS) AT
   END OF YEAR                                                                          $2,083         $2,083        $21,029


(See accompanying notes)

                                       F- 7
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
AND FROM INCEPTION ON JUNE 18, 1990 THROUGH DECEMBER 31, 1999


                                                                                    Cumulative
                                                                                   Total Since
                                                                                     Inception           1999           1998
SUPPLEMENTAL SCHEDULE OF NONCASH
   INVESTING AND FINANCING ACTIVITIES

Reverse Take-Over
The Company had a reverse takeover in which the following
   net assets were acquired in exchange for assumption
   of the shareholders' equity of the acquiring company
      Net assets acquired                                                              $87,408
      Liabilities assumed                                                              $17,920
      Shareholders' equity assumed
         Share capital, par value                                                       10,000
         Share capital, additional paid up capital                                     137,552
         Accumulated deficit during the development stage                              (78,064)
            Total shareholders' equity                                                  69,488
            Total liabilities and shareholders' equity                                 $87,408

Shares Issued to Repay Current and Long Term Debt
   Par value                                                                            $6,853             $0         $2,217
   Additional paid up capital                                                          834,537              0         99,114
   Total                                                                              $841,390             $0       $101,331
Debt repaid
   Accounts payable                                                                   $124,391             $0        $17,992
   Advances from shareholders                                                          714,739              0         85,319
   Gain on settlement of debt                                                            2,260              0         (1,980)
   Total debt repaid                                                                  $841,390             $0       $101,331

Purchase of Property with  Promissory Note
   Promissory note payable issued for property                                         $24,841             $0        $24,841


(See accompanying notes)

                                       F- 8
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


1. BASIS OF PRESENTATION FOR A COMPANY IN THE DEVELOPMENT STAGE

   The Company was first incorporated in the State of Nevada on June 18, 1990 as
   QQQ-Huntor Associates, Inc.  On July 21, 1995, the Company changed its domicile to the State of Texas and merged into a Texas Corporation, Unimex Transnational Consultants, Inc.  On
   April 26, 1996, the Company reorganized and acquired all the issued and outstanding stock of Dakota Mining & Exploration Ltd. ("Dakota") for 10,000,000 shares of the Company's common stock, and changed the name of the Company to Canadian Northern Lites, Inc.
   As a result of that transaction, Dakota became a legal subsidiary of the Company.  However, as stated below, Dakota is the acquirer in the consolidated financial statements.

   As a result of the transaction in which the Company acquired all the outstanding shares of
   Dakota, the group of shareholders that owned Dakota held 10,000,000 shares of the
   Company which was more than 50% of the voting shares at that time.  This resulted in the transaction being accounted for as a "reverse take-over" in the consolidated financial
   statements which means that Dakota is the acquirer.   Accordingly, the consolidated
   financial statements are a continuation of the Dakota financial statements, translated into
   U.S. Dollars.  The transaction was recorded at the historical cost of the net assets of
   Canadian Northern Lites because it represented a recapitalization of Dakota.  The $3,050 deficit of the legal parent as at the date of the reverse take-over is eliminated on consolidation such that the consolidated deficit reflects the deficit of Dakota at the date of acquisition, $78,064, plus the results of operations of Dakota and Canadian Northern
   Lites, Inc., since the acquisition.

   The cumulative statements of operations, cash flows and deficit accumulated during the development state reflect the translated balances of Dakota from inception.  The cumulative balance for office supplies and service is net of $20,340 of consulting revenue, received by Dakota in 1994, because the revenue was incidental to the development stage.

   Dakota was incorporated on January 12, 1994 under the Company Act of British
   Columbia and changed its name to Dakota Mining & Exploration Ltd. from Eagle Ridge
   Manufacturing Ltd. on July 27, 1995.  The Company's purpose is to explore and develop mining properties in Canada.  Dakota is in the development stage because its activities have consisted of the purchase of interests in mining properties and some exploration and development.  Dakota has not yet developed any mining properties into a producing mine nor has it earned revenue from any of its properties.

   As at December 31, 1999, both the Company and Dakota do not have sufficient cash to cover current liabilities.  Future activities require cash being provided to the Company by investors or lenders.  As stated in Note 5, companies controlled by the president of


                                       F- 9
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


1. BASIS OF PRESENTATION FOR A COMPANY IN THE DEVELOPMENT STAGE
   (Continued)

   the Company are currently funding, and plan to continue to fund, the administrative expenses incurred by the Company.  In addition, these related parties do not currently intend to receive cash for the management fees of $2,000 per month that they charge the Company.  These efforts are part of a long range strategy to restructure the Company's affairs, arrange for new long term financing and continue to locate and develop income producing properties.

   The financial statements are prepared on the assumption that the entity is a going concern, meaning it will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities through the normal course of operations.  Because the
   Company has no cash and has not yet developed any producing mines, its ability to realize assets and discharge its liabilities through the normal course of its operations is dependent on continued funding from companies controlled by the president, the receipt of additional funds from investors and the establishment of successful operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a)Basis Of Consolidation

      As stated in Note 1, the consolidated financial statements include the accounts of
      Dakota Mining & Exploration Ltd., the designated acquirer in the reverse take over transaction, and Canadian Northern Lites, Inc.  The investment in the Ewer/Klinker mineral properties joint venture was accounted for on the cost basis because the joint venture had not commenced operating and had not provided any financial information due to a dispute between the joint venture partners.

   (b)Fiscal Year

      The parent company, Canadian Northern Lites Inc., has a fiscal year end of
      December 31.  The subsidiary company, Dakota, has a fiscal year end of January 31.
      These consolidated financial statements have been prepared using the December 31 financial statements of the legal parent, and the January 31 financial statements of the subsidiary.  There were no intervening events that materially affect the consolidated financial position or the consolidated results of operations and cash flows for the fiscal periods presented.


                                       F- 10
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   (c)Use Of Estimates

      Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions.  These estimates or assumptions affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of expenses and gains during the reporting periods.  Actual results could differ from estimates.

   (d)Foreign Currency Translation Gain

      The foreign currency translation gain relates to translating the Canadian dollar financial statements of the wholly owned legal subsidiary into US dollars.  This amount is not included in the statement of operations because the gains relate to translating from the functional currency of the subsidiary into the reporting currency of the legal parent.
      Instead, the exchange adjustment is recorded as a component of shareholders' deficit.

   (e)Canadian Goods And Services Tax Receivable

      The Canadian Goods And Services Tax is a seven percent tax charged on most goods and services rendered in Canada.  Commercial enterprises are required to charge the tax on the goods and services it sells.  This tax is then reduced for any taxes that are paid on goods and services purchased.  Because the Company is a development stage enterprise, it has not yet provided goods and services that would be subject to the tax and therefore it is entitled to a refund of taxes paid.

      The Canadian Goods And Services Tax receivable is recorded when the expenditures, which give rise to the refundable tax, are recorded in the financial statements.

   (f)Mineral Properties

      Mineral properties are recorded at cost.  In the event that one of the properties commences production, it will be depleted on a unit-of-production basis over the proven, developed reserves of the property.  To date, no properties have commenced commercial production.


                                       F- 11
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   (f)Mineral Properties (Continued)

      The carrying values of the properties are reviewed for possible impairment whenever events or changes in circumstances indicate.  Change in management is one circumstance in which the carrying values of all properties are reviewed to determine if there has been any impairment in the carrying value.

      The cost of properties that are abandoned are written off in the year the decision to make no further expenditures on the property is made.  When impairment is indicated, the carrying amounts of assets are written down to fair value, usually determined on the basis of a consulting geologist report.  In the absence of such a report, the properties are written down to a nominal value of $1.00.

   (g)Nonmonetary Transactions

      Nonmonetary transactions in which shares were issued to pay for services rendered or to repay an amount owing are valued at the billed amount for the services or the principal amount of the debt owing if bills are rendered or cash is advanced.  If specific billings are not presented, then the transactions are valued at the trading price of publicly traded shares on the date the new shares were issued.

   (h)Donated Services

      The fair value of services donated to the Company are expensed or capitalized and treated as a contribution of capital.  If the fair value of the services is considered immaterial, then no amount is recorded.

   (i)Related Party Transactions

      Related parties include current and former directors and officers and those entities that hold more than 5% of the shares.  The Company discloses all transactions, other than those in the ordinary course of business, with these related parties.

      Assets acquired from significant shareholders are recorded at the net book value to the shareholder and the difference between the purchase price and cost is treated as a
      reduction or increase in paid up capital.    In the case of the 1998 property acquisition, the
      significant shareholder reduced the price and amount of the promissory note to the net book value of the property.


                                       F- 12
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   (j)Income Taxes

      The Company utilizes the liability method of accounting for income taxes.  Deferred income taxes are determined based on the estimated future tax effects of differences between the financial and tax bases of assets and liabilities given the provision of the enacted tax laws.  The Company is a development state enterprise and accordingly has not commenced operations that would generate taxable income.
      For that reason, the Company has a valuation reserve equal to the amount of the deferred income tax assets and has no net provision for income tax recovery in its consolidated statements of operations.

   (k)Development Stage Enterprise

      The Company is a development stage enterprise that presents its financial statements in conformity with the generally accepted accounting principles that apply to established operating enterprises.  As such, the Company charges all exploration, marketing and administrative expenses to operations in the year they occur.  The Company capitalizes only those costs that it expects to recover through future operations and those costs are subject to a regular review for possible impairment.

      As a development state enterprise, the Company discloses the deficit accumulated during the development stage and the cumulative statement of operations and cash flows from inception of the designated acquirer, Dakota Mining & Exploration, Ltd.
      and from the date of acquisition of Canadian Northern Lites, Inc., the designated subsidiary.

3. MINERAL PROPERTIES AND INVESTMENT IN JOINT VENTURE

                                                                                                         1999           1998
   Investment in joint venture (Ewer/Klinker properties)                                                   $1             $1

   Investment in mineral properties (Way I, Banjo I & II)                                                  $1             $1

   (a)Ewer/Klinker Mineral Properties

      On April 10, 1996, the Company entered into an agreement which was an Option To
      Purchase certain mineral claims, located near Vernon, British Columbia, from a Vernon mining company.  This agreement was pursuant to a Letter Of Intent between the
      Vernon mining company and the Company that was signed in January, 1996.
      The payments made to the Vernon company pursuant to the Letter Of Intent in January,
      1996 are reflected as an asset in the 1996 financial statements.  The Company paid
      $64,000 prior to the agreement and $411,000 pursuant to the agreement.
      These funds were advanced to the Company by individuals, who were directors and shareholders at the time. These advances were eventually repaid by issuing


                                       F- 13
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


3. MINERAL PROPERTIES AND INVESTMENT IN JOINT VENTURE (Continued)

   (a)Ewer/Klinker Mineral Properties (Continued)

      4,000,000 shares having a total par value of $4,000 and additional share capital of $596,822 as noted in the consolidated statement of shareholders' deficit.

      This option agreement originally gave the Company an option to acquire a 100%
      interest in the property but that option expired unexercised on January 15, 1998 and a joint venture was then created.  The Company received a 20% joint venture interest in the mineral claims and the Vernon mining company had the remaining 80% interest.

      In 1997, the mineral property was written down to its estimated net realizable value of $60,464 based on the "worst case" estimate determined by a consultant geologist.
      This write down was initiated by the new management after the review of the geologist's report and after protracted negotiations with the joint venture partner to attempt to settle the unresolved legal matters.

      In 1997, the Joint Venture Partner filed a statement of claim in the Supreme Court of
      British Columbia alleging that an amount of $29,847 (Cdn$46,860) was due for work done, goods supplied and accounts incurred and that claim was disputed by the Company.

      In 1998, the mineral property became an investment in a joint venture and was written down to a value of $1.00 because of continued protracted negotiations with the joint venture partner meant the Company had no access to information to make an updated valuation of the property based on discounted cash flows and had no information to assess the 80% joint venture partner's ability to fund the mining operations.

      Subsequent to December 31, 1999, the Company reached a formal agreement with the former Joint Venture Party to return its 20% interest in the joint venture in exchange for the Joint Venture Party returning 2,080,000 shares of the Company back to the
      Company and releasing the Company from any claim arising from the Option agreement or the British Columbia Supreme Court Action.  The Consent Dismissal Order has now
      been filed and the shares have now been returned.

   (b)Way1, Banjo I & II Mineral Properties

      The Company purchased mineral properties from a company controlled by a significant shareholder, who is also a director, for a price of $50,000 ($78,500 Cdn)
      and the purchase was paid with a promissory note as disclosed in Notes 4(f) and 7.
      There is no independent appraisal supporting the value of the property, nor was any other detailed analysis done to determine the value.  Instead, the directors arbitrarily set the value after considering the consulting geologist's report on neighbouring properties referred to in Note 3(a) and the possible strategic role of this assembly of properties in a larger development.

      Because this asset was purchased from a significant shareholder, the asset was recorded at the shareholder's net book value of $24,841 and the difference of


                                       F- 14
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


3. MINERAL PROPERTIES (Continued)

   (b)Way1, Banjo I & II Mineral Properties (Continued)

      $25,159 has been treated as a reduction of the note payable with the approval of the significant shareholder.

      In 1998 the property was written down to $1.00 to recognize the company's inability to prepare an updated valuation on the property owned in the joint venture which is adjacent to this property.  This property  was purchased as a possible strategic role as part of a larger development incorporating the joint venture property.

4. RELATED PARTIES

   (a)Loan From Shareholder

      This amount due to a shareholder bears interest at 18% per annum and was due July 1,
      1998.  In the event the loan is paid in full on or before July 1, 1998, the interest rate is reduced to 10% per annum from the date of advancement of the funds to the date of payment.  Because this loan was still outstanding at December 31, 1999, interest has been accrued at 18% per annum.

   (b)Advances From Shareholders

      The amount due to the shareholders is unsecured, non-interest bearing and has no specific terms of repayment.  Some of these amounts are reflected as a long term liability because the shareholders, who advanced the balances, have agreed that they will not request a cash payment of any of the balances outstanding nor settle any advances in exchange for the issuance of shares for at least one year from the balance sheet date.

   (c)Management Fees

      Management fees of $39,723 in fiscal 1997 and $36,670 in fiscal 1996 were charged to the Company by a former director.  Commencing in fiscal 1998, management fees of $2,000 per month, for a total of $24,000 (1998 - $18,200), are charged by companies controlled by the president of the Company.  Since that time, these companies have been funding the administrative expenses of the Company and its parent.  Accounts payable as at December 31, 1999 includes $30,651
      (1998 $14,065) payable to these related parties.


   (d)Accounting Services

      Accounting services were provided by a former director and shareholder of the
      Company.  No fees were paid for these services.  There is a $2,000 charge to


                                       F- 15
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


4. RELATED PARTIES (Continued)

   (d)Accounting Services (Continued)

      operations for the fair market value of these services offset by a contribution to capital of the same amount.

   (e)Other Expenses

      Most other marketing and administrative expenses were reimbursements to former directors and officers for expenses incurred in their efforts to develop the Company's business.

   (f)Purchase Of Mineral Properties From A Shareholder Who Is Also A Director

      The Company committed to purchase mineral properties from a company controlled by a significant shareholder, who is also a director, for a price of $50,000 and the purchase was paid for by issuing a $50,000 promissory note. See Notes 3(b) and 7.
      The property was recorded at the $24,841 cost to the significant shareholder and the principal of the note payable was reduced by the significant shareholder from $50,000 to $24,841.

5. INCOME TAX

   (a)Income Tax Provision

      The Company is in the development stage and has not yet earned any revenue or income.
      No provision for additional income tax recovery is recorded by the Company due to its history of losses indicating that, more likely than not, none of the deferred income tax assets will be realized.

   (b)Effective Income Tax Rate

      Because the Company has not yet earned any revenue or income, it has an effective tax rate of zero per cent.  The rate used to estimate the deferred income tax assets in Note 5(d)
      below is 45.6%, the combined Canadian federal and British Columbia provincial tax rate.

   (c)Losses Available For Deduction  Against Future Taxable Incomes

      In addition to the Canadian development expense referred to in Note 5(d) below, the
      Company has losses available for deduction against future Canadian taxable incomes until the years indicated as follows:


                                       F- 16
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


5. INCOME TAX (Continued)

   (c)Losses Available For Deduction  Against Future Taxable Incomes (Continued)

             Expiry years:                                                 2003        $93,412
                                                                           2004        387,749
                                                                           2005         97,217
                                                                           2006         28,591
                                                                           2007         54,464
                                                                                      $661,433

   (d)Deferred Income Tax Assets

                                                                                                         1999           1998
      Canadian development expense, the cost of any rights
      to prospect, explore, drill or mine for mineral available for deduction against future income, in excess of the
      carrying value of the mineral properties                                                       $211,100       $211,100
      Net operating loss carryforwards                                                                296,100        276,800
      Net deferred income tax assets                                                                  507,200        487,900
      Valuation allowances to recognize the Company's history of
         losses and absence of any profits to date                                                   (507,200)      (487,900)
      Net deferred income tax assets                                                                       $0             $0

6. SHARE CAPITAL

   (a)Net Earnings (Loss) Per Share

                                                                                                         1999           1998

      Net earnings (loss)                                                                            ($58,216)     ($118,524)
      Common shares issued
         Average outstanding shares                                                                17,211,000     17,211,000
      Net earnings (loss) per share                                                                     $0.00         ($0.01)

      There are no outstanding options so fully diluted net earnings (loss) per share are not provided.


                                       F- 17
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


6. SHARE CAPITAL (Continued)

   (b)Cancellation Of Shares - Subsequent Event

      Subsequent to the year end, the Company received 2,080,000 previously issued shares from the former joint venture partner as part of a settlement of a dispute referred to in Note 3(a).  The Company cancelled the shares and wrote off the reduction in par value against the remaining $1 net book value of the investment in joint venture and the balance against additional paid up capital.
      The impact of the transaction on the financial statements is as follows:

                                                                                                                     Balance
                                                                                       Balance                         After
                                                                                      December     Subsequent     Subsequent
                                                                                      31, 1999          Event          Event
      Impact On Balance Sheet
         Investment in joint venture                                                        $1            ($1)            $0
         Share Capital
               Par value                                                               $17,211        ($2,080)       $15,131
               Additional paid up capital                                              978,231          2,079        980,310
                                                                                      $995,442            ($1)      $995,441

7. PROMISSORY NOTE

   To purchase the mineral properties discussed in Note 3(b), the Company issued a $50,000 promissory note, due on demand, to a company that is a major shareholder of Canadian
   Northern Lites, Inc. and whose controlling shareholder is the president and a director of Canadian Northern Lites, Inc.  This note requires interest at 8% per annum.  The holder of the note reduced the principal to $24,841, as explained in Note 3(b), and has committed to not request a payment of principal for at least one year from the balance sheet date.

8. FINANCIAL INSTRUMENTS

   (a)Fair Value

      The Company's financial instruments consist of cash, accounts payable, loan from shareholder, promissory note payable and advances from shareholders.  Unless otherwise stated, the fair values of these financial instruments, except for the advances from shareholders, approximate their carrying values.  No interest is charged or paid on the advances from shareholders and they are not expected to be paid soon, so the fair values are less than their carrying values.

      No estimate was made of the fair value of the advances from shareholders because the expected maturity of the instruments is unknown.  While the shareholders who made the advances have committed not to request payment for at least a year, the
      Company is a development stage enterprise without any current means of repaying
      the amounts owing.   As indicated in Note 1, there is a great deal of uncertainty as to when, or if, the Company will have the means to pay the amounts owing.  A further


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                                       F- 18
CANADIAN NORTHERN LITES, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


8. FINANCIAL INSTRUMENTS (Continued)

   (a)Fair Value (Continued)

      degree of uncertainty is created if the Company and the shareholders agree to settle the debt by issuing more shares because the future market value of those shares is unknown.

   (b)Foreign Currency Risk

      The Company has cash, goods and services tax receivable and accounts payable from purchases in Canada.  As a result, the Company is exposed to foreign exchange rate
      fluctuations.   The exposure to foreign currency is mitigated by the fact that the cash and goods and services tax receivable partially offset the accounts payable balance.

      The following are the balances at December 31, 1999:

                                                                                     Canadian$    Translation            US$
      Cash                                                                              $3,011          ($928)        $2,083
      Goods and services tax receivable                                                  2,169           (669)         1,500
      Accounts payable                                                                  83,199        (25,647)        57,552

   (c)Interest Rate Risk

      As the interest rates are fixed on the loan from shareholder and the promissory note payable, the Company is not exposed to interest rate risk.


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